EXHIBIT 10.16
-------------



   SCHEDULE OF HOLDERS OF 6% CONVERTIBLE SUBORDINATED NOTES DUE 2000



                Principal        Base
   Date of      Amount           Conv.
    Note        of Note          Shs         Name
  --------     ----------     ----------     --------------------

    3/1/99       $500,000      1,515,152     Seaside Partners

    4/7/99       $100,000        303,030     Suzanne Musikantow

   4/19/99        $33,000        100,000     Univest Mgt. E.P.S.P.,
                                             c/o Frank Gerondi

   5/11/99        $75,000        227,273     Leonard R. Prange

   5125/99         $6,600         20,000     Kathleen B. Hanley

   5/31/99        $50,000        151,515     D. Craig Wright

    6/3/99       $100,000        303,030     Howard A. Hackett

    6/3/99        $30,000         90,909     Gregory A. Booth

    6/4/99        $25,000         75,758     Robert Cecchini

    6/4/99        $25,000         75,758     Andrew K. Strange
                 --------      ---------

                 $969,600      2,938,183
                 ========      =========